Exhibit 10.1
INCREMENTAL JOINDER AGREEMENT
THIS INCREMENTAL JOINDER AGREEMENT (this “Agreement”), dated as of March 3, 2015, is among Lippert Components, Inc., a Delaware corporation (the “Borrower”), Drew Industries Incorporated, a Delaware corporation (the “Company”) each Subsidiary of the Company listed on the signature pages hereto (together with the Borrower and the Company, the “Loan Parties”), the Lenders set forth in Schedule 1 hereto (the “Increasing Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as Issuing Bank.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the lenders party thereto, the Issuing Bank and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of November 25, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement.
(2)    The Borrower has requested that each Increasing Lender increase its Revolving Credit Commitment by the principal amounts set forth opposite its name on Schedule 1 hereto (each such commitment, an “Increased Commitment” and, collectively, the “Increased Commitments”), subject to the terms and conditions set forth herein.
(3)    The Loan Parties, the Increasing Lenders and the Administrative Agent are entering into this Agreement in order to provide an increase of the aggregate Revolving Credit Commitments in accordance with Section 2.06A of the Credit Agreement.
SECTION 1. Increased Commitments. Pursuant to Section 2.06A of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, each Increasing Lender agrees, severally and not jointly, to increase its Revolving Credit Commitment on the Increase Effective Date by a principal amount equal to the amount set forth opposite its name in Part (a) of Schedule 1 hereto (each such commitment, an “Increased Commitment” and, collectively, the “Increased Commitments”), subject to the terms and conditions set forth herein. The Administrative Agent and each Lender each hereby consents to the Increased Commitments and agrees to waive the minimum time periods set forth in Section 2.06A for purposes of this Agreement and the Increased Commitments.
SECTION 2.     Terms of the Increased Commitments; Waiver.
(a)    Pursuant to Section 2.06A of the Credit Agreement, the Increased Commitments shall be additional Revolving Credit Commitments under the Revolving Credit Facility and shall have terms (including interest margins and maturity date) identical to the existing Revolving Credit Commitments under the Credit Agreement.

(b)    Each Lender and the Administrative Agent hereby waives any Default or Event of Default that has occurred under clause (e) of Article VII of the Credit Agreement as a result of the failure of the Borrower to notify the Administrative Agent of the creation of LCM Realty VIII, LLC, LCM Realty IX, LLC, Innovative Design Solutions, Inc. and DSI Acquisition Corp. (the “New Subsidiaries”) as new Subsidiaries and to cause the New Subsidiaries to execute and deliver certain Loan Documents and other documentation (the “Guaranty Documentation”) as required pursuant to Section 5.09 of the Credit Agreement; provided, that if the New Subsidiaries shall not have executed and delivered the Guaranty Documentation to the Administrative Agent by not later than the earlier to occur of (x) March 31, 2015 and (y) the date on which any New Subsidiary Guarantees or provides any Lien to secure the Prudential Notes or any other Prudential Debt, the foregoing waiver shall expire and the Defaults and Events of Default waived thereby shall be deemed to have occurred and be continuing.
SECTION 3.     Conditions to Effectiveness. This Agreement and the Increased Commitments shall be effective on and as of the date (the “Increase Effective Date”) on which the following conditions shall have been satisfied:
(a)    The Administrative Agent shall have received from each party hereto either (i) an original counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or .pdf transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement (followed promptly by original counterparts to be delivered to the Administrative Agent).
(b)    The Lenders shall have received satisfactory opinions of counsel to the Borrower and the Guarantors (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of this Agreement) and of appropriate local counsel and such corporate resolutions, certificates and other documents as the Increasing Lenders shall reasonably require.
(c)    The Administrative Agent shall have received a certificate of the Borrower dated as of the Increase Effective Date signed by a Responsible Officer of the Borrower, (A) certifying that the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all respects on and as of the Increase Effective Date, (B) certifying that no Default exists and (C) certifying and attaching a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the increase in Revolving Credit Commitments contemplated hereby and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.
(d)    The Administrative Agent shall have received for the account of each Increasing Lender payment in cash of an upfront fee in an amount equal to 0.25% of such Increasing Lender’s Increased Commitment (such fee to be fully earned when paid), together with payment of all other fees and amounts then due and owing under the Credit Agreement, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrowers thereunder.
SECTION 4.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 5.     Miscellaneous. The provisions of Section 9.09(b), (c) and (d) and Section 9.10 of the Credit Agreement are incorporated herein mutatis mutandis, and the parties hereto hereby agree that such provisions shall apply to this Agreement with the same force and effect as if set forth herein in their entirety.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIPPERT COMPONENTS, INC.

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO

DREW INDUSTRIES INCORPORATED

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

KINRO TEXAS, INC.

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

KM REALTY, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

KM REALTY II, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LCM REALTY, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

Incremental Joinder Agreement

LCM REALTY II, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LCM REALTY III, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LCM REALTY IV, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LCM REALTY V, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LCM REALTY VI, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LCM REALTY VII, LLC

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

Incremental Joinder Agreement

ZIEMAN MANUFACTURING COMPANY

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LIPPERT COMPONENTS INTERNATIONAL SALES, INC.

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

LIPPERT COMPONENTS MANUFACTURING, INC.

By: /s/ Joseph S. Giordano III___________________
Name: Joseph S. Giordano III
Title: CFO and Treasurer

Incremental Joinder Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By: /s/ Vy Nguyen____________________________
Name: Vy Nguyen
Title: Authorized Office

WELLS FARGO BANK, N.A., as a Lender and as Documentation Agent

By: /s/ Melinda A. White_______________________
Name: Melinda A. White
Title: Senior Vice President

Incremental Joinder Agreement

Schedule 1

Increasing Lenders	Increased Commitments
JPMorgan Chase Bank, N.A.	$15,000,000.00
Wells Fargo Bank, N.A.	$10,000,000.00
TOTAL	$25,000,000.00